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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               November 26, 2002
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                Date of report (Date of earliest event reported)


                            JAG Media Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           Nevada                         000-28761                 88-0380546
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(State or Other Jurisdiction       (Commission File Number)       (IRS Employer
   of Identification No.)                                         Incorporation)


6865 SW 18th Street, Suite B13, Boca Raton, Florida                   33433
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      (Address of Principal Executive Offices)                      (Zip Code)


                                 (561) 393-0605
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              (Registrant's telephone number, including area code)


             ------------------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

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Item 5.  Other Events.

On November 26, 2002, JAG Media Holdings, Inc. (the "Company") issued a press release announcing that it is considering adopting "custody only" trading of its stock as a possible mechanism to protect the Company's stockholders against naked short selling of the Company's stock. The Company noted that it has not made any final decision regarding the implementation of "custody only" trading of its stock and that if it decides to implement "custody only" trading, the Company intends to seek the approval of its stockholders prior to taking such action. A copy of the press release of the Company dated November 26, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

99.1     Press Release of the Company, dated November 26, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JAG Media Holdings, Inc.


Date: November 26, 2002                      By:    /s/ Gary Valinoti
                                                --------------------------------
                                             Name:  Gary Valinoti
                                             Title: President & CEO


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                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.    Description                                                  Page
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99.1           Press Release of the Company, dated November 26, 2002.         5


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